UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

ADAGIO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42199	99-1151466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26051 Merit Circle, Suite 102 Laguna Hills, CA	92653
(Address of principal executive offices)	(Zip Code)

(949) 348-1188

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported on the Current Report on Form 8-K filed by Adagio Medical Holdings, Inc., a Delaware corporation (formerly known as Aja HoldCo, Inc., the “Company”) on August 6, 2024 (the “Original Report”), on July 31, 2024, the Company consummated a business combination pursuant to the terms of the Business Combination Agreement, dated February 13, 2024, by and among the Company, Adagio, ARYA Sciences Acquisition Corp IV (“ARYA”), Aja Holdco, Inc., Aja Merger Sub 1, and Aja Merger Sub 2, Inc., as amended by a certain Consent and Amendment No. 1 to Business Combination Agreement, dated as of June 25, 2024, by and between ARYA and Adagio (the “Business Combination”).

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends the Original Report, as amended on August 14, 2024 (“Amendment No. 1”), in which the Company reported, among other events, the completion of the Business Combination.

This Amendment No. 2 is being filed in order to restate each of the (i) audited consolidated financial statements of Adagio Medical, Inc., a wholly owned subsidiary of the Company (“Adagio”), as of December 31, 2023 and for the fiscal year ended December 31, 2023 and (ii) unaudited condensed consolidated financial statements of Adagio as of March 31, 2024 and for the three months ended March 31, 2024 and 2023, which were reported in the registration statement on Form S-4 initially filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 19, 2024 and declared effective on July 12, 2024 in connection with the Business Combination and incorporated by reference to the Original Report, and (iii) unaudited condensed consolidated financial statements of Adagio as of June 30, 2024 and for the six months ended June 30, 2024 and 2023, which were reported in Amendment No. 1 (the periods referenced in clause (i), (ii), and (iii), the “Relevant Periods”), as further described in the Current Report on Form 8-K filed by the Company on November 1, 2024. The financial information that has been previously filed or otherwise reported for the Relevant Periods is superseded by the information in this Amendment No. 2, incorporated herein under Item 9.01.

This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Adagio and ARYA, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 9.01Financial Statements and Exhibits.

(a)Financial statements of businesses acquired.

Included as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference are the (i) audited consolidated financial statements of Adagio as of December 31, 2023 and for the fiscal year ended December 31, 2023 and (ii) unaudited condensed consolidated financial statements of Adagio as of June 30, 2024 and for the six months ended June 30, 2024 and 2023, which unaudited financial statements also include in Note 17 - Restatement of Quarterly Financial Information (Unaudited) certain financial information that supersedes the previously released unaudited condensed consolidated financial statements of Adagio as of March 31, 2024 and for the three months ended March 31, 2024 and 2023.

(d)Exhibits

Exhibit Number	Description

99.1	Audited Consolidated Financial Statements of Adagio as of December 31, 2023 and for the fiscal year ended December 31, 2023
99.2	Unaudited Condensed Consolidated Financial Statements of Adagio as of June 30, 2024 and for the six months ended June 30, 2024 and 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2024

Adagio Medical Holdings, Inc.

By:	/s/ John Dahldorf
Name:	John Dahldorf
Title:	Chief Financial Officer